UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

Cytosorbents Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (973) 329-8885

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTSO	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2026, CytoSorbents Corporation, a Delaware corporation (the “Company”), received a letter (the “Extension Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) advising that the Company has been granted a 180-day extension, or until September 28, 2026, to regain compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), in accordance with Nasdaq Listing Rule 5810(c)(3)(A). If at any time prior to September 28, 2026, the bid price of the Company’s common stock, par value $0.001 per share (the “Common Stock”), closes at $1.00 per share or more for a minimum of 10 consecutive trading days, the Company will regain compliance with the Minimum Bid Price Requirement. The Extension Notice has no immediate effect on the listing of the Common Stock on Nasdaq and does not affect the Company’s reporting requirements with the Securities and Exchange Commission (the “SEC”).

As previously disclosed on its Current Report on Form 8-K filed with the SEC on October 3, 2025, the Company received a letter on October 2, 2025, from the Staff indicating that, based upon the closing bid price of the Common Stock, for the preceding 30 consecutive business days, the Company was not in compliance with the Minimum Bid Price Requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided 180 days, or until March 31, 2026, to regain compliance with the Minimum Bid Price Requirement.

The Company intends to continue actively monitoring the bid price for its Common Stock between now and September 28, 2026, and to continue considering available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement. These options include, but are not limited to, effecting a reverse stock split, if necessary. There can be no assurance that the Company will regain compliance with the Minimum Bid Price Requirement during the additional 180-day compliance period or that the Company’s Common Stock will not be delisted from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2026	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	Chief Executive Officer